SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Under Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2005

ResMed Inc

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15317	98-0152841
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14040 Danielson Street

Poway, California 92064-6857

(Address of Principal Executive Offices)

(858) 746-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Principal Officer Appointment.

Effective August 25, 2005, ResMed Inc has appointed Rich Sulpizio to serve on its Board of Directors. Mr. Sulpizio is President and CEO of MediaFLO, USA, Inc., a QUALCOMM subsidiary and serves on the University of California San Diego Cardiovascular Advisory Board and the board of the Danny Thompson Memorial Leukemia Foundation. Mr. Sulpizio will serve on ResMed’s compensation committee and nominating and governance committee.

Also effective August 25, 2005, Christopher Bartlett resigned from the ResMed Board of Directors.

SIGNATURES

We have authorized the person whose signature appears below to sign this report on our behalf, in accordance with the Securities Exchange Act of 1934.

Date: August 30, 2005	RESMED INC (registrant)

	By:	/s/ Adrian M. Smith
Name: Adrian M. Smith
Its: Senior Vice President Finance and Chief Financial Officer